UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2010

KBS STRATEGIC OPPORTUNITY REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	333-156633	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Strategic Opportunity REIT, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.

On August 2, 2010, the Company, through an indirect wholly owned subsidiary, acquired two two-story medical office buildings containing 34,830 rentable square feet located in Stockbridge, Georgia (the “Village Overlook Buildings”) for a purchase price of approximately $1.8 million plus closing costs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Village Overlook Buildings

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of June 30, 2010	F-6

	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2010	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009	F-10

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: September 17, 2010	BY:	/s/ Keith D. Hall
Keith D. Hall
Chief Executive Officer and Director

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Village Overlook Buildings for the year ended December 31, 2009. This statement is the responsibility of the Village Overlook Buildings’ management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Village Overlook Buildings’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Village Overlook Buildings’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Village Overlook Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Village Overlook Buildings for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 17, 2010

VILLAGE OVERLOOK BUILDINGS

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental income	$197,093	$456,405
Tenant reimbursements	24,516	55,722
Other income	-	20,573

Total revenues	221,609	532,700

Expenses:
Utilities	42,670	94,008
Real estate taxes and insurance	31,878	63,757
Repairs and maintenance	31,549	57,800
Property management fees	13,296	32,614
General and administrative expenses	1,566	2,657

Total expenses	120,959	250,836

Revenues over certain operating expenses	$100,650	$281,864

See accompanying notes.

VILLAGE OVERLOOK BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2010 (unaudited)

and the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On August 2, 2010, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) acquired, through an indirect wholly owned subsidiary, two two-story medical office buildings containing 34,830 rentable square feet in Stockbridge, Georgia (the “Village Overlook Buildings”) from 7444 & 7445 Hanover Parkway Holdings, LLC (the “Seller”). The Village Overlook Buildings are located on approximately 2.7 acres of land. The purchase price of the Village Overlook Buildings was approximately $1.8 million plus closing costs.

KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Village Overlook Buildings are not legal entities and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of the Village Overlook Buildings. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Village Overlook Buildings.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Village Overlook Buildings were acquired from an unaffiliated party and (ii) based on due diligence of the Village Overlook Buildings by KBS SOR, management is not aware of any material factors relating to the Village Overlook Buildings that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $4,000 and $6,000 for the year ended December 31, 2009 and six months ended June 30, 2010 (unaudited), respectively.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2009, the Village Overlook Buildings were 59% leased by six tenants. For the year ended December 31, 2009, the Village Overlook Buildings earned approximately 71% of their rental income from three tenants in the medical services industry. One tenant occupies 7,215 square feet and its lease expires on April 30, 2011. Another tenant occupies 5,445 square feet and its lease expires on February 28, 2011. The third tenant occupied 2,632 square feet and its lease expired on March 31, 2010. No other tenant leases represent more than 10% of rental income for the year ended December 31, 2009. All tenant leases expire by 2012.

VILLAGE OVERLOOK BUILDINGS

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Six Months Ended June 30, 2010 (unaudited)

and the Year Ended December 31, 2009

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2009, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows:

2010	$393,242
2011	113,599
2012	27,526
2013	-
2014	-
Thereafter	-

$534,367

6.	COMMITMENTS AND CONTINGENCIES

Environmental

The Village Overlook Buildings are subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Village Overlook Buildings’ financial condition and results of operations as of December 31, 2009.

7.	SUBSEQUENT EVENTS

KBS SOR evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on September 17, 2010.

KBS STRATEGIC OPPORTUNITY REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2009 and June 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three and six months ended June 30, 2010, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three and six months ended June 30, 2010 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Village Overlook Buildings, which are included in this filing.

The following unaudited pro forma balance sheet as of June 30, 2010 has been prepared to give effect to the acquisition of the Village Overlook Buildings as if the acquisition occurred on June 30, 2010.

The following unaudited pro forma statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the acquisition of the Village Overlook Buildings, as if the acquisition occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Village Overlook Buildings been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS STRATEGIC OPPORTUNITY REIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2010

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Village Overlook Buildings (b)		Pro Forma Total
Assets
Real estate:
Land	$-	$440,000	(c)	$440,000
Buildings and improvements	-	1,066,360	(c)	1,066,360
Tenant origination and absorption costs	-	233,727	(c)	233,727

Total real estate, cost	-	1,740,087		1,740,087
Less accumulated depreciation and amortization	-	-		-

Total real estate, net	-	1,740,087		1,740,087
Cash and cash equivalents	12,850,222	(1,800,000)		11,050,222
Above-market leases, net	-	61,506	(c)	61,506
Prepaid insurance	116,911	-		116,911

Total assets	$12,967,133	$1,593		$12,968,726

Liabilities and stockholders’ equity
Accrued liabilities	247,459	-		247,459
Due to affiliates	471,836	-		471,836
Below-market leases, net	-	1,593	(c)	1,593

Total liabilities	719,295	1,593		720,888

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value;
1,000,000,000 shares authorized, 1,521,483 shares issued and outstanding, 1,521,483 pro forma shares	15,215	-		15,215
Additional paid-in capital	12,846,165	-		12,846,165
Accumulated deficit	(613,542)	-		(613,542)

Total stockholders’ equity	12,247,838	-		12,247,838

Total liabilities and stockholders’ equity	$12,967,133	$1,593		$12,968,726

KBS STRATEGIC OPPORTUNITY REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2010

(a)	Historical financial information derived from KBS SOR’s quarterly report on Form 10-Q as of June 30, 2010.

(b)	Represents the acquisition of the Village Overlook Buildings. The purchase price of the Village Overlook Buildings was $1.8 million and was funded with proceeds from KBS SOR’s ongoing initial public offering.

(c)	KBS SOR allocated the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.

KBS STRATEGIC OPPORTUNITY REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Village Overlook Buildings		Pro Forma Total
Revenues:
Rental income	$-	$188,169	(b)	$188,169
Tenant reimbursements	-	24,516	(c)	24,516
Interest income	3,751	-		3,751

Total revenues	3,751	212,685		216,436

Expenses:
Operating, maintenance and management	-	89,081	(d)	89,081
Real estate taxes and insurance	-	31,878	(e)	31,878
Asset management fees to affiliate	-	6,863	(f)	6,863
General and administrative expenses	609,949	-		609,949
Depreciation and amortization	-	102,433	(g)	102,433

Total expenses	609,949	230,255		840,204

Net loss	$(606,198)	$(17,570)		$(623,768)

Net loss per common share, basic and diluted	$(1.44)			$(1.49)

Weighted-average number of common shares outstanding, basic and diluted	419,576			419,576

KBS STRATEGIC OPPORTUNITY REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(a)	Historical financial information derived from KBS SOR’s quarterly report on Form 10-Q for the six months ended June 30, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the six months ended June 30, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2010, based on historical operations of the previous owners.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2010, based on historical operations of the previous owners.

(e)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2010, based on management’s estimates.

(f)	Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2010 that would be due to affiliates of KBS SOR had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(g)	Represents depreciation expense (not reflected in the historical statement of operations KBS SOR) for the six months ended June 30, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

KBS STRATEGIC OPPORTUNITY REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Village Overlook Buildings		Pro Forma Total
Revenues:
Rental income	$-	$453,886	(b)	$453,886
Tenant reimbursements	-	55,722	(c)	55,722
Interest income	119	-		119
Other operating income	-	20,573	(d)	20,573

Total revenues	119	530,181		530,300

Expenses:
Operating, maintenance and management	-	187,079	(e)	187,079
Real estate taxes and insurance	-	63,757	(f)	63,757
Asset management fees to affiliate	-	13,726	(g)	13,726
Real estate acquisition fees and expenses	-	30,192	(h)	30,192
General and administrative expenses	7,463	-		7,463
Depreciation and amortization	-	108,773	(i)	108,773

Total expenses	7,463	403,527		410,990

Net income (loss)	$(7,344)	$126,654		$119,310

Net income (loss) per common share, basic and diluted	$(0.37)			$5.97

Weighted-average number of common shares outstanding, basic and diluted	20,000			20,000

KBS STRATEGIC OPPORTUNITY REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining life of the respective lease.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009, based on historical operations of the previous owners.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009 that would be due to affiliates of KBS SOR had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(h)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009. Acquisition fees and expenses are recognized in the period in which they are incurred.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.